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                                                                    Exhibit 10.1

                 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
                 ---------------------------------------------


     This First Amendment to Revolving Credit Agreement is made and entered into as of the ____ day of July, 1997, by and among BOSTON PROPERTIES LIMITED PARTNERSHIP ("BPLP") and the Wholly-owned Subsidiaries which are listed on
Schedule 1 to a certain Revolving Credit Agreement dated as of June 23, 1997, having their principal place at 8 Arlington Street, Boston, Massachusetts 02116, BANKBOSTON, N.A. (formerly known as The First National Bank of Boston) ("BankBoston"), a national banking association, having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, and the other lending institutions which may become parties hereto pursuant to Section 20 of the Revolving Credit Agreement and BANKBOSTON, N.A., as agent for itself and each other Bank.

     The following sets forth the background to this First Amendment to Revolving Credit Agreement:

     A. The Borrower, BankBoston and the Agent entered into that certain Revolving Credit dated as of June 23, 1997 (the "Credit Agreement"); and

     B. The Borrower, BankBoston and the Agent wish to amend the Credit Agreement as hereinafter provided.

     NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration by each of the parties hereto to the other of them in hand this day paid, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

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1.        Clauses (ii), (iii) and (iv) of the definition of Applicable Margin are deleted in their entirety and are replaced with the following:

          "(ii) For any period during which the Consolidated Total Indebtedness on the last day of a quarter is greater than 45% but less than or equal to 55% of the Consolidated Total Adjusted Asset Value for such quarter, the Applicable Margin will equal 1.1%.

          (iii) For any period during which the Consolidated Total Indebtedness on the last day of a quarter is greater than 35% but less than or equal to 45% of the Consolidated Total Adjusted Asset Value for such quarter, the Applicable Margin will equal 1%.

          (iv) For any period during which the Consolidated Total Indebtedness on the last day of a quarter is less than or equal to 35% of the Consolidated Total Adjusted Asset Value for such quarter, the Applicable Margin will equal .90%."

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2.        The definition of Annualized Borrowing Base Properties Capital
     Expenditures is hereby deleted in its entirety and replaced with the following:

          "(i) with respect to any Real Estate Assets, which are Borrowing Base Properties, other than hotel properties, for any rolling four (4) calendar quarters, determined as of the last day of a calendar quarter, an amount equal to 25c multiplied by the total number of
                                          ---------- --
          square feet of the Real Estate Assets, which are Borrowing Base Properties, other than hotel properties on the last day of such calendar quarter; (ii) with respect to the Marriott Cambridge Center Hotel in Cambridge, Massachusetts for so long as it is a Borrowing Base Property, for any rolling four (4) calendar quarters, determined as of the last day of a calendar quarter, an amount equal to six percent (6%) of gross revenues as determined in accordance with GAAP for such four (4) calendar quarters; (iii) with respect to the Marriott Long Wharf Hotel in Boston, Massachusetts, for so long as it is a Borrowing Base Property, for any rolling four (4) calendar quarters, determined as of the last day of a calendar quarter, an amount equal to five percent (5%) of gross revenues as determined in accordance with GAAP for such four (4) calendar quarters and (iv) with respect to the hotel properties which are Borrowing Base Properties, other than the Marriott Long Wharf Hotel and the Marriott Cambridge Center Hotel, for any rolling four (4) calendar quarters, determined as of the last day of a calendar quarter, an amount equal to the applicable percentage of gross revenues as determined in accordance with GAAP for such four (4) calendar quarters, which is to be maintained on the books of Borrower or in a separate reserve account for the replacement or repair of such hotel's furniture, fixtures and equipment pursuant to the applicable hotel management agreement or franchise agreement (which such agreement shall be in form and substance customary for a national hotel franchise)."

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3.        The definition of Annualized Capital Expenditures is hereby deleted in its entirety and replaced with the following:

          "(i) with respect to any Real Estate Assets other than hotel properties, for any rolling four (4) calendar quarters, determined as of the last day of a calendar quarter, an amount equal to 25c multiplied by the total number of square feet of the Real Estate
          ---------- --
          Assets other than hotel properties on the last day of such calendar quarter; (ii) with respect to the Marriott Cambridge Center Hotel in Cambridge, Massachusetts, for any rolling four (4) calendar quarters, determined as of the last day of a calendar quarter, an amount equal to six percent (6%) of gross revenues as determined in accordance with GAAP for such four (4) calendar quarters; (iii) with respect to the Marriott Long Wharf Hotel in Boston, Massachusetts, for any rolling four (4) calendar quarters, determined as of the last day of a calendar quarter, an amount equal to five percent (5%) of gross revenues as determined in accordance with GAAP for such four (4) calendar quarters and (iv) with respect to the hotel properties other than the Marriott Long Wharf Hotel and the Marriott Cambridge Center Hotel, for any rolling four (4) calendar quarters, determined as of the last day of a calendar quarter, an amount equal to the applicable percentage of gross revenues as determined in accordance with GAAP for such four (4) calendar quarters, which percentage shall be the percentage for each such hotel as is to be maintained on the books of the Borrower or in a separate reserve account for the replacement or repair of such hotel's furniture, fixtures and equipment pursuant to the applicable hotel management agreement or franchise agreement (which such agreement shall be in form and substance customary for a national hotel franchise)."

4. The definition of Borrowing Base Value is hereby amended by deleting the word "Annual" contained in clause (ii) thereof and by replacing it with the following:

          "Annualized"

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5.        The definition of Consolidated EBITDA is hereby amended by inserting at the end of the definition thereof the following:

          "; and minus, for the purposes of calculating Consolidated Total
                 -----
          Adjusted Asset Value only, all interest income of the Borrower, the Guarantor and their respective Subsidiaries received in connection with any Mortgages."

                                      -5-
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6.        The definition of Consolidated Total Adjusted Asset Value is hereby amended by deleting the reference to the parenthetical "(a)" in the second line of the definition and by deleting subparagraph (iv) of the definition in its entirety and inserting the following in place thereof:

                 "(iv) with respect to each Mortgage, the lesser of (y) the aggregate amount of principal under such Mortgage that will be due and payable to the Borrower or its Subsidiaries (to the extent of Borrower's direct or indirect interest therein) and (z) the purchase price paid by the Borrower or one of its Subsidiaries to acquire such Mortgage. Notwithstanding the foregoing, at any time at which the value determined pursuant to this clause (iv) equals or exceeds 10% of the total Fair Market Value of Real Estate Assets at such time, then upon the occurrence of an event of default under any Mortgage, the portion of the value of such defaulted Mortgage which is in excess of 10% of the total Fair Market Value of Real Estate Assets at such time ("Excess Value") shall be reduced to seventy-five percent (75%) of the Excess Value as determined in this subparagraph (iv) until the earlier to occur of (a) the event of default under the Mortgage is cured in a commercially reasonable manner and (b) one hundred eighty (180) days after the occurrence of the event of default; thereafter, if the event of default under the defaulted Mortgage has not been cured in a commercially reasonable manner, the portion of the value of the defaulted Mortgage which is in excess of 10% of the total Fair Market Value of Real Estate Assets at such time shall be reduced to fifty percent (50%) of the Excess Value as determined in accordance with this subparagraph (iv) until the earlier to occur of (a) the event of default under the Mortgage is cured in a commercially reasonable manner and (b) eighteen (18) months after the occurrence of the event of default; thereafter, if the event of default under the defaulted Mortgage has not been cured in a commercially reasonable manner, the portion of the value of the defaulted Mortgage which is in excess of 10% of the total Fair Market Value of Real Estate Assets at such time shall be reduced to zero."

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7.   The definition of Fair Market Value of Real Estate Assets is deleted in its entirety and the following is inserted in place thereof:

          "As of any date of determination, the sum of (A) with respect to Real Estate Assets other than hotel properties, an amount equal to (i)(x) Consolidated EBITDA for the most recent one (1) complete fiscal quarter (after adjustments for any straight-line rent accounting), minus (y) $.0625 multiplied by the aggregate square footage of all
          -----            ---------- --
          Real Estate Assets other than hotel properties at such date; multiplied by (ii) 4; with the product being divided by (iii) the
          ---------- --                                ------- --
          Capitalization Rate, plus (B) with respect to Real Estate Assets which
                               ----
          are hotel properties, an amount equal to (i)(x) Consolidated EBITDA for the most recent four (4) consecutive complete fiscal quarters (after adjustments for any straight-line rent accounting), minus (y)
                                                                     -----
          the respective Annualized Capital Expenditure for each of the hotel properties; divided by (ii) the Capitalization Rate."
                      ------- --

8. The date specified in the definition of Financial Statement Date of "March 31, 1977" is hereby deleted and is replaced with "March 31, 1997."

9. The definition of Grandfathered Properties is hereby amended by deleting each reference to "Total Commitment" contained therein and by replacing it with the following:

          "total Borrowing Base Values"

10. The date specified in the definition of Maturity Date of "June ___, 2000" is hereby deleted and is replaced with "June 23, 2000."

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11.       Clause (c) of the first paragraph of Section 9.2 is hereby deleted in its entirety and is replaced with the following:

          "(c) suffer to exist for a period of more than thirty (30) days, with respect to the Borrowing Base Properties, any taxes, assessments, governmental charges and claims for labor, materials and supplies for which payment thereof is not being contested or for which payment notwithstanding a contest is required to be made in accordance with the provisions of (S)8.9 and has not been timely made and, with respect to any individual Borrowing Base Property, is in an amount in excess of the lesser of (i) $500,000 and (ii) three percent (3%) of the fair market value of the applicable Borrowing Base Property;"

12.       Clause (iv) of the proviso contained in Section 9.2(iv) is amended by
                             -------
     inserting, immediately following the words "the BP Group" contained therein, the following:

          "and"

13. Section 9.3(e) is hereby amended by inserting the words "Real Estate" after the words "Fair Market Value of" in the last line of Section 9.3(e).

14. Section 9.3(f) is hereby amended by inserting the phrase "subject at all times to the restrictions of Section 9.7 hereof," at the beginning of
     Section 9.3(f).

15. Clause (c)(vii) of Section 14.1 is amended to read in its entirety as follows:

          "(S)8.13;"

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16.       Clause (a) of Section 20.1 is amended by inserting, immediately following the words "Agent and the Borrower" contained therein, the following new words:

          "(other than during an Event of Default)"

17. Clause (c) of Section 21 is hereby amended by deleting the reference to "Schedule 1.3" contained therein and by replacing it with the following:
         ------------

          "Schedule 2"
           ----------

18. Clause (vi) of the second paragraph of Section 28 (relating to Unanimous Bank Approval) is hereby amended by deleting the period at the end thereof and by inserting a semi-colon and the word "or" in place thereof.

19. Section 28 is hereby further amended by inserting the following new clause (vii) at the end of clause (vi) of the second paragraph thereof (and the remainder of the second paragraph of Section 28 shall become a new third paragraph):

          "(vii) changes the liability of the Guarantor under the Guaranty or has the effect of releasing the Guaranty."

20. Clause (i) of the third paragraph of Section 28 (relating to Required Banks) is hereby deleted in its entirety and is replaced with the following:

          "(i) amends any of the covenants contained in (S)10.1 through (S)10.7, inclusive, or amends any of the definitions which are financial terms contained therein, or"

21. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

22. Except as specifically amended by the terms of this First Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and

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     effect through the balance of the term of the Credit Agreement. From and after the date hereof, the Credit Agreement and this Amendment shall collectively be referred to as the "Credit Agreement."

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     WITNESS the execution hereof, under seal, in any number of counterpart copies, each of which counterpart copy shall be deemed an original for all purposes, as of the day and year first written above.

[Signature pages omitted.  Executed by the following parties:]

                               BANKBOSTON, N.A., individually and as Agent

                               THE ATLANTIC MONTHLY TRUST

                               MBZ-LEX TRUST

                               ZEE EM TRUST II

                               WP TRUST

                               TRACER LANE TRUST

                               HAYDEN OFFICE TRUST

                               ELANDZEE TRUST

                               ZEE BEE TRUST II

                               ONE CAMBRIDGE CENTER TRUST

                               THREE CAMBRIDGE CENTER TRUST

                               ELEVEN CAMBRIDGE CENTER TRUST

                               FOURTEEN CAMBRIDGE CENTER TRUST

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                               SCHOOL STREET ASSOCIATES LIMITED PARTNERSHIP

                               DEMOCRACY ASSOCIATES LIMITED PARTNERSHIP

                               MARYLAND 50 BUILDING I ASSOCIATES
                                   LIMITED PARTNERSHIP

                               MARYLAND 50 BUILDING II ASSOCIATES
                                   LIMITED PARTNERSHIP

                               MARYLAND 50 BUILDING III ASSOCIATES
                                   LIMITED PARTNERSHIP

                               DOWNTOWN BOSTON PROPERTIES TRUST

                               TWO CAMBRIDGE CENTER TRUST

                               BOSTON PROPERTIES LIMITED PARTNERSHIP

                               BOSTON PROPERTIES, INC.,
                               as Guarantor

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